SNAP ACQUISITION	12 Months Ended
Dec. 31, 2017
SNAP ACQUISITION

NOTE 2 – SNAP ACQUISITION

On April 30, 2015, 2degrees completed the acquisition of 100% of the stock of Snap, a New Zealand provider of fixed broadband communications services. Pursuant to the terms of the purchase agreement, the purchase price of $28.4 million New Zealand dollars (“NZD”) was paid by 2degrees through a combination of common stock of 2degrees and $9.9 million NZD in cash. The fair value of 2degrees shares issued as consideration was determined by management with the assistance of a third party valuation specialist. The cash consideration paid for Snap as well as cash paid for closing, integration and other costs were funded through cash contributions of a total of $10.0 million from members of Trilogy LLC and 2degrees’ noncontrolling interest holders. The Snap acquisition was accounted for under the acquisition method of accounting. The following table summarizes the final allocation of the fair value of assets acquired and liabilities assumed based on the exchange rate at the acquisition date (1.33 NZD to 1.00 USD):

Consideration:
Fair value of consideration transferred (2degrees stock)	$13,832
Cash consideration transferred	7,624

Total consideration transferred	$21,456

Identifiable assets acquired and liabilities assumed:
Current assets	$3,622
Property and equipment	3,874
Identifiable intangible assets and internally developed software	18,569
Other non-current assets	1,284
Current liabilities	(6,036)
Current portion of long-term debt	(976)
Deferred tax liability—long-term	(5,077)
Capital leases	(3,272)
Other non-current liabilities	(560)

Total assets acquired net of liabilities assumed	11,428
Goodwill	10,028

$21,456

The goodwill recorded of $10,028 is primarily attributable to the acquired workforce and operational and administrative synergies expected to arise from the acquisition. The Company also recorded a deferred tax liability, which relates to the intangible assets recognized as part of this stock acquisition which do not have a corresponding basis for tax purposes.

Acquired identifiable assets and their estimated useful life in years are as follows:

Identifiable Intangible Assets and Internally		Estimated Useful
Developed Software	Purchase Price	Life in Years
Subscriber relationships	$14,058	7
Internally developed software	3,834	3
Tradename	677	2

	$18,569

The following table shows the summarized financial information included in our Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2015 resulting from the acquisition of Snap from and after May 1, 2015:

December 31, 2015
Wireline service revenues	$19,357
Operating expenses	26,076
Net loss	(4,950)

Operating expenses above include non-cash items such as depreciation and amortization of $4.4 million for the year ended December 31, 2015.

Trilogy LLC incurred professional fees such as legal, accounting and valuation services of approximately $1.0 million related to this acquisition, which were expensed as incurred and recognized in General and administrative expenses in the Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2015.

Unaudited Supplemental Pro Forma Information:

The Company pro forma information as presented below is for information purposes only and is not indicative of operations that would have been achieved from the Snap acquisition had it occurred at the beginning of Fiscal 2015. Supplemental information on an unaudited pro forma basis is as follows:

Fiscal Year 2015
Total revenues	$688,603
Loss from continuing operations, net of tax	(41,264)

The unaudited pro forma supplemental amounts have been calculated to reflect additional depreciation and amortization that would have been charged assuming the fair value adjustments to the acquired assets and assumed liabilities had been applied from the beginning of Fiscal 2015 with the related tax effects.